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                                                                    Exhibit 10.2
                                FORM OF NOVEMBER
                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of the 3rd day of November, 1995, between T Cell Sciences, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware with its principal offices at 115 Fourth Avenue, Needham, Massachusetts 02194, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Stock Purchase Agreement, the Company and the Purchaser agree as follows:

         SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Stock Purchase Agreement, the Company has authorized the sale of up to 2,500,000 shares of common stock, par value $.001 per share of the Company (the "Common Stock"). The Company reserves the right to sell more than 2,500,000 shares of Common Stock prior to the date of the filing of the Registration Statement (as defined in Section 3). The shares of Common Stock, and the Additional Shares (as defined in Section 7.2) are referred herein collectively as the "Shares".

         SECTION 2.  Agreement to Sell and Purchase Shares.

          (a) At the Closing Date (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, ________ shares of Common Stock at the purchase price per Share (the "Stock Purchase Price") equal to $2.50, for an aggregate stock purchase price of $__________ (the "Aggregate Stock Purchase Price")

         (b) The Company proposes to enter into a similar form of Stock Purchase Agreement ("Other Stock Purchase Agreements") with certain other investors (the "Other Purchasers"). The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Stock Purchase Agreement and the Other Stock Purchase Agreements are
hereinafter sometimes collectively referred to as the "Agreements."   The
Company may enter into Other Stock Purchase Agreements with Other Purchasers prior to the Closing Date which may differ from this Stock Purchase Agreement with respect to pricing or other terms. If such material differences are present in the Other Stock Purchase Agreements executed by Other Purchasers prior to the Closing Date, the Company will notify the Purchaser by distributing a supplemental Private Placement Memorandum disclosing such terms.

         SECTION 3.  Delivery of Shares on the Closing Date.

                 (a) The commitment for the purchase and sale of the shares of Common Stock (the "Commitment Date") shall occur on approximately November 3, 1995 at a time and place specified by the Company. On or prior to the Commitment Date, the Purchaser shall have executed both the Stock Purchase Agreement and the Registration Statement Questionnaire. The Commitment Date shall be prior to the time that the registration statement to be filed by the Company pursuant to Section 7.1 (the "Registration Statement") is declared effective. The completion of the transaction contemplated hereby (the "Closing Date") shall be when the
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following have occurred: (i) the Company has prepared and filed a Registration
Statement on Form S-3 within five (5) business days of the Commitment Date relating to the Shares; (ii) the Purchaser has placed the Aggregate Stock Purchase Price for the number of shares of Common Stock, as set forth in
Section 2 above, in a mutually agreeable escrow account (the "Escrow Account"); and (iii) the Company shall have delivered to the Escrow Account one or more certificates for the shares of Common Stock to be issued to the Purchaser on the Closing Date. On the Closing Date, there shall be released from the Escrow Account to the Purchaser one or more certificates registered in the name of the Purchaser representing the number of shares of Common Stock as provided in
Section 2 above, and all funds in the Escrow Account shall be released to the Company, pursuant to the Company's instructions attached hereto as Exhibit 1. Stock certificates evidencing the shares of Common Stock will be delivered to each Purchaser on the Closing Date with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR
(II) RULE 144 OR 144A UNDER SUCH ACT OR ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO DISPOSITION OF SECURITIES."

 The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

                 (b) The Company's obligation to complete the purchase and sale of the shares of Common Stock and deliver such stock certificate(s) to the Purchaser on the Closing Date shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) execution by the Purchaser of a Stock Purchase Agreement (including the Stock Certificate Questionnaire in Appendix I) and the Registration Statement Questionnaire, (ii) delivery by the Purchaser of the Aggregate Stock Purchase Price for the number of shares of Common Stock purchased as set forth in Section 2 above, to the Escrow Account; (iii) release to the Company of such funds held in the Escrow Account in the full amount of the Aggregate Stock Purchase Price for number of shares of Common Stock set forth in Section 2; and (iv) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing Date.

                 (c) The Purchaser's obligation to accept delivery of such stock certificates(s) and to pay for the shares of Common Stock evidenced thereby on the Closing Date shall be subject to the following conditions, any of which may be waived by the Purchaser: (i) the preparation and filing by the Company of the Registration Statement on Form S-3 as required by Section 7.1 hereto, (ii) the accuracy in all material respects as of the Closing Date of the representations and warranties made by the Company herein as if made on the Closing Date; (iii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing Date; (iv) release from the Escrow Account to the Purchaser, against receipt by the Company of the Aggregate Stock Purchase Price simultaneously released from the Escrow Account, of the certificates for the number of shares of Common Stock as provided in Section 2; and (v) receipt by the Purchasers of an opinion of counsel to the Company, dated as of the Closing Date and addressed to the Purchaser, in substantially the form attached hereto as Exhibit 2. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of
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the Other Purchasers of the shares of Common Stock that they have agreed to purchase from the Company.

         SECTION 4. Representations, Warranties and Covenants. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

         4.2 Authorized Capital Stock. As of October 18, 1995, the authorized capital stock of the Company consisted of (a) 50,000,000 shares of Common Stock, $.001 par value per share, of which 17,142,890 shares were validly issued and outstanding, fully paid and non-assessable and with respect to which warrants to purchase 211,816 shares were outstanding; (b) 1,163,102 shares of Class B Preferred Stock, $2.00 par value per share, of which no shares were issued and outstanding; and (c) 3,000,000 shares of Class C Preferred Stock, $.01 par value per share, of which no shares were issued and outstanding. As of October 18, 1995, 8,446 shares of Common Stock were held in the treasury of the Company. When issued and delivered to the Purchaser by the Company against payment of the consideration set forth herein, the shares of Common Stock and the Additional Shares (as defined herein), if any, will be validly issued, fully paid and non-assessable.

         There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares. The Common Stock is authorized for trading on the Nasdaq National Market and no suspension of trading in the Common Stock is in effect.

         4.3     Due Execution, Delivery and Performance of the Agreements.
The Company's execution, delivery and performance of the Agreements (a) have been duly authorized under Delaware law by all requisite corporate action by the Company, (b) will not violate any law or the Certificate of Incorporation or By-laws of the Company or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or assets is bound as of the date hereof, and (c) will not result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever upon any properties or assets of the Company or any of its subsidiaries. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in
Section 7.5 hereof may be legally unenforceable.

         4.4 Additional Information. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchaser, taken as a whole, does not contain any untrue statement of material fact or omit to state any material
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fact necessary in order to make the statements therein not misleading as of the respective final dates of the documents.

                 (a) the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 1994 (without exhibits);

                 (b) the Company's Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1995 and June 30, 1995;

                 (c) Notice to Shareholders and Proxy Statement for its Annual Meeting of Shareholders held May 18, 1995; and

                 (d) the Company's Current Reports on Form 8-K dated April 7, 1995 and May 18, 1995.

         4.5 No Material Change. There has been no material adverse change in the financial condition or business or results of operations of the Company since June 30, 1995.

         4.6 Approvals. No authorization, approval or consent of any governmental body or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by this Stock Purchase Agreement.

         4.7 Absence of Litigation. Except as disclosed in the documents referred to in Section 4.4, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transaction contemplated by this Stock Purchase Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Stock Purchase Agreement or any of such other documents.

SECTION 5.  Representations, Warranties and Covenants of the Purchaser.

                 (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the shares of Common Stock contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of shares of Common Stock, including investments in securities issued by the Company and investments in development stage companies, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the shares of Common Stock; (ii) the Purchaser is acquiring the Shares pursuant to this Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act of 1933, as amended (the "Securities Act") or in any arrangement or understanding with any other persons regarding the distribution of such Shares in violation of the Securities Act (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration
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Statement or in a transaction not in violation of Section 5(a)(iii) hereof or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under
Section 7.5); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of shares of Common Stock set forth in Section 2 above, relied solely upon the representations and warranties of the Company contained herein;
(vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and (vii) that the Purchaser will hold the Shares for a period of thirty (30) days following the Closing Date.

                 (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied or otherwise complying with the Securities Act, and the Purchaser acknowledges and agrees that the Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by (1) a separate certificate (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied; or (2) an opinion of counsel reasonably satisfactory to the Company stating that registration is not required under the Securities Act. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended; provided, however, that such suspension shall not be for a period of more than two (2) trading days at any time or more than ten (10) trading days in any one (1) year period. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending the earlier of two (2) trading days after such notice or occurrence or the date on which the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus.

                 (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Stock Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Stock Purchase Agreement, and (ii) upon the execution and delivery hereof, this Stock Purchase Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such
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enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Purchaser in Section 7.5 hereof may be legally unenforceable.

         SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Stock Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the shares of Common Stock delivered pursuant hereto shall survive the execution of this Stock Purchase Agreement, the delivery to the Purchaser of the shares of Common Stock being purchased and the payment therefor.

         SECTION 7. Registration of the Shares; Compliance with the Securities Act.

         7.1     Registration Procedures and Expenses.  The Company shall:

                 (a) prepare and file with the Commission within five (5) business days of the Commitment Date a Registration Statement on Form S-3 (the "Registration Statement") to enable the sale of the Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market System or in privately-negotiated transactions;

                 (b) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause the Registration Statement to become effective as soon as possible after filing thereof;

                 (c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period not exceeding the third anniversary of the Closing Date as is required for the intended method of distribution, or such shorter period which will terminate when all the Shares covered by such Registration Statement have been sold pursuant to such Registration Statement or withdrawn;

                 (d) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of the Registration Statement and any amendment thereof and of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to keep the Purchaser apprised of the progress of the registration process and to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

                 (e) promptly file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser and reasonably required by the Purchaser in order to resell its Shares, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;
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                 (f)      promptly inform the Purchaser when any stop order by
                          the Commission has been issued with respect to the Purchaser's Shares and use its best efforts to promptly cause such stop order to be withdrawn; and

                 (g) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisors to the Purchaser.

         A questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as part of Appendix I.

         7.2 Penalty for Delay of Registration Statement's Effective Date. In the event the Registration Statement has not become effective by January 1, 1996, for each thirty (30) day period during which the Shares remain unregistered, the Company shall issue to the Purchaser within three (3) trading days of the end of each such 30-day period, additional shares of Common Stock equal to 3% of the total number of shares purchased by such Purchaser (the "Additional Shares") or a cash payment equal to the average high and low sales prices of the Common Stock on the Nasdaq National Market on the last trading day in such 30-day period multiplied by the number of Additional Shares issuable; provided, however, that in no event will the number of Shares issued pursuant to the Agreements in the aggregate exceed 19.9% of the total number of shares of Common Stock outstanding on the Closing Date (the "Maximum Percentage"), and if such number of Shares to be issued pursuant to the Agreements in the aggregate does exceed the Maximum Percentage, the Company shall pay the Purchaser a cash payment equal to the average high and low sales prices of the Common Stock on the Nasdaq National Market on the last trading day in such 30-day period multiplied by the number of Additional Shares which would have resulted in exceeding the Maximum Percentage.

         7.3 Exchange of Legended Certificates. Following the effective date of the Registration Statement, unless at such time a stop order is imposed by the Commission or the effectiveness of the Registration Statement is for any other reason suspended as permitted by Section 5(b) herein, all requirements with respect to legends on the certificates evidencing the Shares will cease to apply on the sale thereof, and certificated Shares without legends will be available to the Purchaser within three (3) trading days after the Company's receipt of a request for such unlegended certificates and Purchaser's surrender of the legend certificate to the Company's transfer agent.

         7.4 Transfer of Shares. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 or pursuant to an exemption from registration under the Securities Act. The Purchaser agrees that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

         7.5     Indemnification and Contribution.  For the purpose of this
Section 7.5:

                 (a) the term "Selling Shareholder" shall include the Purchaser, its officers, directors, trustees, any affiliate of such Purchaser and each person, if any, who controls the Selling Shareholder within the meaning of the Securities Act;

                 (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1;

                 (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any such untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Sections 5(b) or 7.4 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

         The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.4 hereof respecting sale of the Shares, or any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, provided, however, that such Purchaser shall not be liable in any such case to the extent that the Purchaser has furnished in writing to the Company information expressly for use in such Registration Statement or any amendment thereof or supplement thereto which corrected or made not misleading, information previously furnished to the Company prior to the filing of the Registration Statement, and if thereafter, has notified the Company of such information immediately upon its occurrence or the Purchaser's knowledge of its occurrence. The Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Purchaser hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Shares giving rise to such indemnification obligation.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.
After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         If the indemnification provided for in this Section 7.5 from the indemnifying person is unavailable to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 7.5, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.5, no Purchaser shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Purchaser upon the sale of the Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7.6 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not reasonably necessary in order to comply with the Securities Act.

         7.7 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                 (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K, (iii) its Quarterly Reports to Shareholders, (iv) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                 (b) upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.7 and all other information that is made available to shareholders; and

                 (c) upon the reasonable request of the Purchaser, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters.

         SECTION 8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

               (a)      if to the Company, to:

                                         T Cell Sciences, Inc.
                                         115 Fourth Avenue
                                         Needham, Massachusetts  02194
                                         Attn:  Pamela A. Hay, Esq.

               (b)      with a copy mailed to:

                                         Goodwin, Procter & Hoar
                                         Exchange Place
                                         Boston, Massachusetts  02109
                                         Attn:  Stuart M. Cable, Esq.

                        or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

               (c) if to the Purchaser, at its address as set forth at the end of this Stock Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

       SECTION 9. Changes. This Stock Purchase Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

       SECTION 10. Headings. The headings of the various sections of this Stock Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Stock Purchase Agreement.

       SECTION 11. Severability. In case any provision contained in this Stock Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       SECTION 12. Governing Law. This Stock Purchase Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the federal law of the United States of America.

       SECTION 13. Counterparts. This Stock Purchase Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

       IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        T CELL SCIENCES, INC.


                                        By:_____________________________________
Print or Type:                             Alan W. Tuck, President and
                                           Chief Executive Officer

                                        PURCHASER.:

                                        ________________________________________

                                        Name of Individual representing
                                          Purchaser (if an Institution):


                                        ________________________________________


                                        Title of Individual representing
                                          Purchaser (if an Institution):


                                        ________________________________________

Signature by:
                                        Individual Purchaser or Individual
                                          representing Purchaser:

                                        ________________________________________


                                        Address:________________________________

                                        Telephone:______________________________

                                        Fax:____________________________________

                                                                     APPENDIX I
                                                                    (one of two)

                             T CELL SCIENCES, INC.

                        STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of the Stock Purchase Agreement, please provide us with the following information:

1.  The exact name that your Shares are
    to be registered in (this is the name
    that will appear on your stock
    certificate(s)). You may use a
    nominee name if appropriate:                        _____________

2.  The relationship between the Purchaser
    of the Shares and the Registered Holder
    listed in response to item 1 above:                 _____________

3.  The mailing address of the Registered
    Holder listed in response to item 1 above:          _____________

                                                        _____________

                                                        _____________

                                                        _____________

4.  The Social Security Number or Tax
    Identification Number of the Registered
    Holder listed in response to item 1 above:          _____________

5.  The address, telephone and fax number of
    your escrow agent, and the name of a
    contact person:                                     _____________

                                                                     APPENDIX I
                                                                   (two of two)


                             T CELL SCIENCES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


        In connection with the preparation of the Registration Statement, please provide us with the following information:

        1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

        2.      Please provide the following information, as of _____________
1995:

                       (1)                              (2)
                Number of Shares                Number of shares
                which are being                 if any, which will
                included in the                 be owned after
                Registration                    completion of sale
                Statement (if all               of Shares included
                purchased, put all)             in the Registration
                                                Statement

        3. Have you or your organization had any position, office or other material relationship within the past three (3) years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

                 ______ Yes                       ______ No


        If yes, please indicate the nature of any such relationship below:

        _______________________________________________________________________

        _______________________________________________________________________

        _______________________________________________________________________

                                                                     APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

        THE UNDERSIGNED, [an officer of, or other person duly authorized by] _________________________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ______________ [date] in accordance with registration statement number
______________ [fill in the number of or otherwise identify registration statement] and the requirement of delivering a current prospectus and current annual and quarterly reports by the Company has been complied with in connection with such sale.

Print or Type:

        Name of Purchaser
         (Individual or
          Institution)                  _____________________________

        Name of Individual
          representing
          Purchaser (if an
          Institution):                 _____________________________

        Title of Individual
          representing
          Purchaser (if an
          Institution):                 ____________________________

Signature by:

        Individual Purchaser or
          Individual representing
          Purchaser:                    ____________________________

                                                                Exhibit 1


                               WIRE INSTRUCTIONS


Mellon Bank Pittsburgh

ABA: 043000261

Account #: 1011730

Account name: Merrill Lynch

For further credit: T Cell Sciences, Inc.

Sub account #:  64M-07P26

                                                                      EXHIBIT 2


                                             ______________, 1995

PURCHASER


Purchaser:

        This opinion is furnished to you pursuant to Section ___ of that certain Stock Purchase Agreement (the "Stock Purchase Agreements") dated as of ____________, 1995 by and between the purchasers (the "Purchaser") named therein and T Cell Sciences, Inc. (the "Company"), relating to the offering and sale to the Purchaser, subject to the terms and conditions set forth in the Stock Purchase Agreement, of an aggregate of up to ______ shares of the Common Stock, par value $.001 per share, of the Company (the "shares of Common Stock").

        We have acted as counsel for the Company in connection with the offering and sale of the shares of Common Stock. In such capacity, we have examined the Private Placement Memorandum dated September 20, 1995, as amended October 27, 1995 (the "Private Placement Memorandum"); signed copies of the Registration Statement of the Company on Form S-3 (Registration No. 33-______) and all exhibits thereto (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") on ____________, 1995 pursuant to the Securities Act of 1933, as amended (the "Securities Act"); the Prospectus dated ____________, 1995 (the "Prospectus"); and signed copies of the Stock Purchase Agreement.

        We also have examined originals or copies of the following with respect to the Company:

        (a) the Company's Certificate of Incorporation (the "Certificate of Incorporation"), certified by the Secretary of State of the State of Delaware as of a recent date;

        (b) the Company's By-Laws, as amended, certified by the Secretary of the Company as in effect as of the date hereof;

        (c) a certificate of the Secretary of State of the State of Delaware, dated as of a recent date, certifying as to the Company's legal existence and good standing;

        (d) such records of the Company's corporate proceedings as we have deemed relevant;

        (e) a certificate of certain officers of the Company concerning the outstanding capital stock of the Company and the payment therefor and other matters; and

        (f) a certificate of the Company's transfer agent concerning the outstanding capital stock of the Company.

        We have also examined and relied upon such other contracts, documents, certificates and records as we deemed necessary for the purpose of this opinion, including those delivered today at the closing of the sale of the shares of Common Stock. In such examination, we have assumed the genuineness of all signatures, the capacity, power and authority of all parties other than the Company to execute and deliver all applicable documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or attested copies or photocopies and the authenticity of the originals of such latter documents.

        We express no opinion herein as to the accuracy, completeness, fairness or compliance as to form of the statements contained in the Private Placement Memorandum or the Stock Purchase Agreement. We are not passing in any way on any financial statements or data, including the schedules or the notes thereto, or any related statistics or computations referred to in the Private Placement Memorandum, the Registration Statement or the Prospectus, and we have not reviewed the financial records or books of account of the Company.

        Whenever our opinion is indicated to be based on "the best of our knowledge" or contains a similar qualification, it should be understood that during the course of our representation of the Company we have not undertaken any independent investigation to determine the existence or absence of facts. The words "the best of our knowledge" and similar language used in certain of the opinions expressed below are limited to the knowledge of the lawyers within our firm who have had primary responsibility for the legal services performed for the Company.

        We are members of the Bar of the Commonwealth of Massachusetts, and we express no opinion herein with respect to any law other than the laws of the Commonwealth of Massachusetts and the United States of America and the corporate laws of the State of Delaware as in effect on the date hereof.

        Based upon and subject to the foregoing, we are of the opinion that:

        1. The Company is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as currently conducted.

        2. As of October 18, 1995, the authorized capital stock of the Company consisted of (a) 50,000,000 shares of Common Stock, $.001 par value per share, of which 17,142,890 shares were validly issued and outstanding, fully paid and non-assessable and with respect to which warrants to purchase 211,816 shares were outstanding; (b) 1,163,102 shares of Class B Preferred Stock,
$2.00 par value per share, of which no shares were issued and outstanding; and
(c) 3,000,000 shares of Class C Preferred Stock, $.01 par value per share, of which no shares were issued and outstanding. As of October 18, 1995, 8,446 shares of Common Stock were held in the treasury of the Company. The authorized shares of the Company's Common

Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; the shares of Common Stock to be sold by the Company pursuant to the Stock Purchase Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by the Stock Purchase Agreement; and no preemptive rights arising under the Company's Certificate of Incorporation, and to the best of our knowledge, no preemptive rights, registration rights, rights of first refusal or other similar rights of stockholders arising under any agreement or instrument to which the Company is a party or by which the Company may be bound, exist with respect to any of the shares or the issue and sale thereof, other than those that have been complied with or expressly waived prior to the date hereof by the holders thereof.

        3. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of the Stock Purchase Agreements, the consummation by the Company of the transactions contemplated therein and the authorization and issuance of the shares of Common Stock has been taken. The Stock Purchase Agreement and the other documents to be delivered by the Company thereunder constitute the valid and binding obligations of the Company, enforceable against it in accordance with their terms, except (i) as such enforceability may be limited by any principles of public policy with respect to enforcement of any indemnification provisions contained therein or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights, and (ii) to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        4. The execution, delivery and performance by the Company of the Stock Purchase Agreements and the issuance of the shares of Common Stock will not (i) result in any violation of or be in conflict with or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both will constitute a default) under any term of the Company's Certificate of Incorporation or By-Laws, or (ii) to the best of our knowledge, result in any violation of or be in conflict with or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, will constitute a default) under any term of any existing material mortgage, indenture, contract, agreement, instrument, law, regulation, judgment, decree or order applicable to the Company or to which the Company is subject, or (iii) to the best of our knowledge, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

        5. Assuming the accuracy of the representations and warranties made by the Purchaser in the Stock Purchase Agreement, the Private Placement Memorandum, the exhibits and appendices thereto (except for the financial statements and schedules and statistical data, including the schedules and notes to the financial statements included therein, as to which no statement is made) comply as to form in all material respects with the requirements of Regulation D promulgated by the Commission pursuant to the Securities Act, and no registration under the Securities Act is required in connection with the issuance and sale of the shares of Common Stock in accordance with the exemption from registration provided under Regulation D.

        6. No authorization, approval or consent of any governmental body, regulatory agency, self-regulatory body or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by the Stock Purchase Agreement; and

        7. Except as disclosed in the documents referred to in Section 4.4 of the Stock Purchase Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the best of our knowledge, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by the Stock Purchase Agreement or any of the documents contemplated thereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Stock Purchase Agreement or any of such other documents.

        Prior to ____________, 1995, we participated in conferences with officers and other representatives of the Company at which the contents of the Private Placement Memorandum, and related matters were discussed. There can be no assurance that all possible material facts as to the Company were disclosed in such conferences. We have not undertaken to verify independently the statements made in the documents and conferences referred to above and therefore are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Private Placement Memorandum but we hereby confirm to you, on the basis of the foregoing, that no facts have come to our attention which lead us to believe that the Private Placement Memorandum and the exhibits thereto (except for the financial statements and schedules and statistical data, including the schedules and notes to the financial statements included therein, as to which no statement is made), as of its date and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

This opinion is rendered to you and is solely for your benefit in your capacity as placement agent for the shares of Common Stock, and may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person for any purpose without our prior written consent.

                                        Very truly yours,

                                        GOODWIN, PROCTER & HOAR